SUMMARY PROSPECTUS February 24, 2021

Humankind US Stock ETF Ticker: HKND

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 19, 2021, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.humankindfunds.com. You can also obtain these documents at no cost by calling 888-557-6692 or by sending an email request to info@humankind.co. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will not be sent by mail, unless you specifically request paper copies of the Fund’s reports from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. Please contact your financial intermediary to elect to electronically receive shareholder reports and other communications from the Fund.

You may elect to receive all future Fund reports in paper free of charge. Please contact the Fund or your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details. Your election to receive reports in paper will apply to all funds you hold through your financial intermediary or directly with the Humankind Benefit Corporation.

Investment Objective

The Humankind US Stock ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Humankind US Equity Index (the “Index”). The Fund’s investment objective may be changed without the consent of the shareholders of the Fund.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.11%
12b-1 Fee	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.11%
1.	The Fund’s investment adviser, Humankind Investments LLC (the “Adviser”), provides investment advisory services and pays the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee” exclusive of expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan, if any; costs of borrowing (such as interest charges and dividend expenses on securities sold short); taxes or governmental fees; acquired fund fees and expenses, if any; brokerage commissions and other expenses of executing portfolio transactions; costs of holding shareholder meetings, including proxy costs; fees and expenses associated with the Fund’s securities lending program, if any; fees of independent counsel to the disinterested Directors; and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2.	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. You may pay brokerage commissions on your purchases and sales of the Fund’s shares, which are not reflected in the Example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$11	$35

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

Humankind Investments LLC (the “Adviser”) uses a “passive” or indexing approach in seeking to achieve the Fund’s investment objective. The Fund does not try to outperform the index it tracks. Specifically, the Fund employs an investment management strategy that corresponds generally to the performance, before the fees and expenses of the Fund, of the Humankind US Equity Index (the “Index”). As explained in more detail below, the Index is primarily comprised of domestic (US) equity securities and may not be comprised of greater than 5% of foreign securities (including American Depository Receipts (“ADRs”)). The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. Under normal conditions, the Fund will invest at least 90% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “90% Policy”). The overall goal of the Index is to select component securities issued by companies that are benefiting humankind – defined as value created for investors, consumers, employees, and members of society generally. The Index Sponsor (as defined below) seeks to meet the above goal by investing in issuers that meet socially responsible investment (“SRI”) criteria.

In addition, Humankind Benefit Corporation (the “Company”), of which the Fund is a series, is structured as a Maryland Benefit Corporation in order to pursue the goal of making a material, positive impact on humanity. The Fund’s investment strategy is consistent with the Company’s purpose of creating socially optimal economic outcomes through investing in issuers that provide investor value, consumer value, employee value, and societal value in order to benefit humankind. The Adviser is structured as a Delaware statutory benefit limited liability company. As such, it is intended to operate in a responsible and sustainable manner and to produce a public benefit or benefits. The Adviser’s specific benefit purpose is to operate its business to support socially optimal economic outcomes.

As explained in more detail below, the Fund will invest in public companies that the Adviser, which serves as the sponsor of the Index, has determined to have the most positive impact on humanity, defined as investors, customers, employees, and members of society. By investing in a representative sampling of securities that make up the Humankind US Equity Index, the Fund will be pursuing and promoting the purpose of creating a material, positive impact on society and the environment, and supporting socially optimal economic outcomes as delineated by the Humankind US Equity Index.

While the Fund will typically invest in issuers that meet these SRI criteria (as defined below), it may invest in companies that do not meet every one of these criteria. Concerns with respect to one SRI assessment category may not automatically eliminate a company from being considered an eligible investment. The Index may include a company with business lines that would traditionally be considered “sinful” or “dirty” if, in the Index Sponsor’s determination, the net value provided to humanity, after taking everything into account, is still positive and meets the criteria for inclusion in the Index. Accordingly, by deploying an investment strategy that corresponds generally with the performance of the Index, the Fund may invest in companies with business lines that would traditionally be considered “sinful” or “dirty” should the Index Sponsor determine that the company’s net value provided to humanity after taking everything into account, is positive.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received). The Fund may invest its cash balances into money market funds, bank deposits, U.S. Treasury securities or other short-term fixed income investments.

Humankind US Equity Index

Each company in the Index’s universe is given a “humankind value” based upon the Index Sponsor’s estimate of how much value the company creates for humankind. A company’s humankind value also attempts to take into account the humankind value of their critical supply chain partners. The Index is composed of the common stocks of domestic (US) companies that have a minimum market capitalization of $500 million at time of inclusion in the Index, minimum average daily trading volume of $1 million, and exclude business development companies. As such, the Index may include, and therefore the Fund may invest in, small-, mid-, and large-cap companies. As a U.S. equity index, the Index may not be comprised of greater than 5% of foreign securities (including ADRs). Stocks are weighted in the Index based on their positive humankind scores with those having higher positive rating receiving a higher weighting in the Index, subject to certain prescribed liquidity and diversification adjustments. The Index’s methodology is owned and compiled by the Adviser, which is wholly-owned by Humankind USA, LLC, and utilizes an independent index calculation agent, Solactive AG, to calculate, publish, and maintain the index market value on a daily basis. As of January 29, 2021, the Index included 1000 companies, and the market capitalization ranged from $467.07 million to $2.30 trillion with a weighted average market capitalization of $298.83 billion. The number of companies in the Index will change over time, but is anticipated to be approximately 1000. The Index is reconstituted annually and is rebalanced quarterly. As sponsor of the Index, the Adviser may remove Index constituents at any time following extraordinary events relating to a company’s impact on humanity, as determined by the Index Sponsor. Should this happen, an announcement will be made 10 trading days before the deletion. The Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The Fund may or may not hold all of the securities in the Index.

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The Fund is not sponsored, promoted, sold or supported in any other manner other than as set forth below by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index or the index price at any time or in any other respect. The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. The publication of the Index by Solactive AG for the purpose of use in connection with the Fund does not constitute~~s~~ a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

Humankind Value and SRI Criteria

Through its utilization of a “humankind value,” the Index is designed to help investors align their portfolio in a manner that accounts for the economic impact of their portfolio on humankind by including companies based on their positive impact to humankind. The Index methodology takes into consideration a company’s investor value, consumer value, employee value, and societal value. It then adjusts on the basis of the company’s supply chain relationships.

These considerations comprise the Index Sponsor’s “SRI Criteria.” See “Additional Information about the Fund’s Investment Objectives and Strategies” for more information about the Index.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Socially Responsible Investment Risk. SRI investment risk, which is the chance that stocks screened by the Index Sponsor for SRI criteria generally will underperform the stock market as a whole or that the particular stocks selected for the Index will, in the aggregate, trail returns of other mutual funds or ETFs screened for SRI criteria. There are significant differences in interpretations of what it means for a company to meet SRI criteria. The Index Sponsor’s assessment of a company, based on the company’s level of involvement in a particular industry or the Index Sponsor’s own SRI Criteria, may differ from that of other funds or an investor’s assessment of such company. As a result, the companies deemed eligible by the Index Sponsor may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable SRI characteristics. Finally, as a series of a Maryland Benefit Corporation, the Fund pursues the goal of making a material, positive impact on humanity, even if such a pursuit causes the Fund to trail returns of other funds screened for SRI criteria or other domestic equity funds generally.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Sector Risk. In tracking the Index, the Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors, which would subject the Fund to proportionately higher exposure to the risks of that sector. For instance, economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments. It is anticipated that the healthcare and technology sectors will be heavily overweight at the inception of the Fund. However, this overweight could change at any time based on market conditions. Additional sectors may also be heavily overweight based upon the humankind value of the companies comprising the given sector.

Healthcare Sector Risk. The profitability of companies in the healthcare sector, as traditionally defined, including healthcare equipment and services companies, may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Technology Sector Risk. Companies in the technology sector, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

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Small- and Medium-Sized Companies. Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrower product lines and frequent lack of management depth. The securities of small- and medium-sized companies might not be traded in volumes typical of larger securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics (e.g. COVID-19 pandemic), terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Exchange-Traded Fund (ETF) Risks.

Absence of an Active Market: Although the Fund’s shares are approved for listing on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

New Fund Risk. The Fund is a recently organized, diversified management investment company with limited operating history. In addition, prior to advising the Fund, the Adviser does not have experience advising registered funds. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Passive Investment Risk. The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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Representative Sampling Risk/Tracking Error Risk. There is a chance that the securities selected for the Fund, in the aggregate, may not provide investment performance matching the Fund’s target Index or that the Fund will not achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Benefit Corporation Risk. The interest of investors, customers, employees, and members of society at large may be viewed or weighed differently. As a benefit corporation, there can be no assurance that the Company or Fund will create (i) a material, positive impact on humanity, society or the environment, or (ii) a specific public benefit through the support of socially optimal economic outcomes.

Performance Information

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.humankindfunds.com.

Fund Management

Investment Adviser

Humankind Investments LLC serves as the investment adviser to the Fund. The Adviser is structured as a Delaware Statutory Public Benefit Limited Liability Corporation.

Portfolio Managers

Yi Yi Mon Aye Han, CFA, a Portfolio Manager at the Adviser, has been the Fund’s co-portfolio manager since the Fund’s inception in 2021.

Yan Zelener, PhD, a Portfolio Manager at the Adviser, has been the Fund’s co-portfolio manager since the Fund’s inception in 2021.

Purchase and Sale of Fund Shares

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of 50,000 shares (“Creation Units”), principally in-kind for securities included in the Index, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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